UNITES STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-11(c)or
   Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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        computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                       SCIENTIFIC INDUSTRIES, INC.
                           70 ORVILLE DRIVE
                        BOHEMIA, NEW YORK 11716
                          TEL. (631)567-4700


                                                 October 9, 2002

Dear Fellow Stockholders:

  You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 10:30 a.m. (New York time) on Monday, November 18, 2002 at the Princeton Club, 15 West 43rd Street, New York, New York 10036.

  Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2002 Annual Meeting and Proxy Statement.

  It is important that your shares be represented at the 2002 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

  Thank you for your continued support.


                                        Sincerely,

                                        /s/Joseph I. Kesselman
                                        ______________________
                                        Joseph I. Kesselman
                                        Chairman

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                      SCIENTIFIC INDUSTRIES, INC.
                           70 ORVILLE DRIVE
                       BOHEMIA, NEW YORK 11716

                            _____________

            NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

               TO BE HELD ON MONDAY, NOVEMBER 18, 2002




  Notice is hereby given that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Scientific Industries, Inc., a Delaware Corporation (the "Company"), will be held on Monday, November 18, 2002, at 10:30 a.m. (New York time) at the Princeton
Club, 15 West 43rd Street, New York, New York 10036, for the following purposes:


  1. To elect two Class C Directors to the Company's Board of Directors to serve until the Company's annual meeting of stockholders with respect to the year ending June 30, 2005 and until the election and qualification of their respective successors.

  2.   To consider and act upon a proposal to approve the 2002
       Stock Option Plan of the Company.

  3.   To ratify the appointment of Nussbaum Yates & Wolpow,
       P.C. as the Company's independent auditors for the fiscal year ending June 30, 2003.

  4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

  The foregoing items of business are more fully described in the accompanying proxy statement.

  The Board of Directors has fixed the close of business on September 27, 2002, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

  A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting at the offices of the Company.

  YOU ARE REQUESTED TO FILL IN AND SIGN THE ENCLOSED FORM OF PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. ANY PROXY MAY BE REVOKED BY DELIVERY OF A LATER DATED PROXY.



                           By Order of your Board of Directors,

                           /s/Robert P. Nichols
                           ____________________
                           Robert P. Nichols
                           Secretary


Bohemia, New York
October 9, 2002


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.





                       YOUR VOTE IS IMPORTANT


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                        SCIENTIFIC INDUSTRIES, INC.
                           70 ORVILLE DRIVE
                        BOHEMIA, NEW YORK 11716

                            PROXY STATEMENT
                           _________________

                               FOR THE
                 2002 ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON NOVEMBER 18, 2002
                          _________________

                       SOLICITATION OF PROXIES


  This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Scientific Industries, Inc., a Delaware Corporation (the "Company"), for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Princeton Club, 15 West 43rd Street, New York, New York 10036, on Monday, November 18, 2002, at 10:30 a.m. (New York time), and at any adjournments or postponements thereof.

  At the Annual Meeting, stockholders of the Company will be asked to: (1) elect two Directors of the Company to serve until the Company's annual meeting of stockholders with respect to the fiscal year ending June 30, 2005, and until the election and qualification of their respective successors; (2) approve the adoption by the Board of Directors of the Company's 2002 Stock Option Plan; (3) ratify the appointment of Nussbaum Yates & Wolpow,
P. C., the Company's independent accountants, as its auditors for the fiscal year ending June 30, 2003; and (4) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                      RECORD DATE, VOTING RIGHTS

  Only stockholders of record of the Company's Common Stock, par value $0.05 per share (the "Common Stock"), as of the close of business on September 27, 2002 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 953,541 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

  With respect to all matters expected to be presented for a vote of stockholders, the presence at the Annual Meeting, in person or by properly executed proxy, of the holders of a majority of the Company's Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are included in the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes but are not counted in the tabulations of the votes cast for election of the directors. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present or represented and entitled to vote is required to approve the proposal to approve the 2002 Stock Option Plan and to approve the proposal to ratify the appointment of independent auditors. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval of a proposal and will therefore have the effect of votes "against" such proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve a proposal and will therefore not have the effect of votes either "for" or "against".

             VOTING OF PROXIES, REVOCATION, SOLICITATION

  All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to abstain from voting. The proxies, when properly executed and returned to the Company, unless otherwise indicated, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies will be voted FOR (1) the election of the Board's nominees, Roger
B. Knowles and Joseph G. Cremonese, as Directors of the Company;
(2) the approval of the Company's 2002 Stock Option Plan; and (3) the ratification of the appointment of Nussbaum Yates & Wolpow, P.C., independent accountants, as the Company's auditors for the fiscal year ending June 30, 2003.

  Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and a designated space are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the Board's nominees for Directors, and to vote for, against or abstain from the votes to approve the proposals to approve the Company's 2002 Stock Option Plan and to ratify the appointment of Nussbaum Yates & Wolpow, P.C., as the Company's independent auditors. A stockholder's attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

  It is anticipated that this proxy statement, the enclosed proxy card and the Annual Report to Stockholders will be mailed to the Company's stockholders on or about October 18, 2002.

                        PRINCIPAL STOCKHOLDERS

The following table sets forth as of September 27, 2002 certain information as to each person who to the Company, based upon such person's representations or publicly available filings, beneficially owned more than 5% of the shares of the Company's
Common Stock as of that date:

Name and Address of    Shares Beneficially     Percent of
Beneficial Owner       Owned**                 Class***
___________________    ___________________     __________

James S. Segasture*        176,757 (1)              18.5

Lowell A. Kleiman          139,581                  14.7
16 Walnut Street
Glen Head, NY 11545

Roger B. Knowles*          91,705 (2)                9.3

Joseph I. Kesselman        63,520 (3)                6.5
6 Angora Road
Westport, CT 06880

Arthur M. Borden*          62,540 (4)                6.4

______________
*    His address is c/o Scientific Industries, Inc., 70 Orville
Drive, Bohemia, New York 11716.

** Beneficial ownership, as such term is used herein, is determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and includes voting and/or investment power with respect to shares of Common Stock of the Company. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares issuable pursuant to options held by the named person that may be exercised within 60 days of the date indicated above.

***    Percentages of ownership are based upon the number of shares of Common Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

(1) Includes 132,757 shares held jointly with his wife and 4,000 shares issuable upon exercise of options.
(2) Includes 44,158 shares owned by his wife and 1,337 shares owned by a trust of which Mr. Knowles is a trustee, beneficial ownership of which he disclaims, and 32,000 shares of Common Stock issuable upon exercise of options.
(3) Includes 32,000 shares issuable upon exercise of options, and 735 shares owned jointly with his wife.
(4)  Includes 26,000 shares issuable upon exercise of options.

                           PROPOSAL 1
                           __________

                    ELECTION OF DIRECTORS

                     GENERAL INFORMATION


  The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three year term on a staggered basis. The Board of Directors is currently comprised of five members, of whom two are Class A Directors, one is a Class B Director and two are Class C Directors. At the Annual Meeting, two Class C Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending June 30, 2005, and until their respective successors are duly elected and qualified. Shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the nominees hereinafter named, if authority to do so is not specifically withheld. If for any reason s nominee shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

  Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected a director. In tabulating the vote, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of the vote.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE ELECTION OF THE NOMINEES IDENTIFIED BELOW TO THE BOARD OF
DIRECTORS.

                  NOMINEES FOR ELECTION AS DIRECTORS

  The Board of Directors has designated Mr. Roger B. Knowles, a current Class C Director, and Mr. Joseph G. Cremonese as its nominees for election as Class C Directors. Mr. Lowell A. Kleiman, a Director since 1970 and the President and Chief Executive Officer of the Company from September 1974 to August 29, 2002 has been the other Class C Director.

  Joseph G. Cremonese (age 67), has been a marketing consultant to the Company since 1996. Mr. Cremonese had been from 1974 to 1984 employed by Fisher Scientific (the Company's principal distributor) where he was Vice President, Director of Corporate Planning, and Chairman of the New Products Committee. He has been since 1985 President of Laboratory Innovation Company, Ltd., a Pennsylvania corporation, which is a vehicle for technology transfer and consulting services for companies engaged in the production and sale of products for science and biotechnology.

   Roger B. Knowles (age 77), a Director since 1965, is semi-retired. During the past five years, he was President of various corporations, including Conductive Systems, Inc., a manufacturer of EMI and RFI shielding material, and G.H. Realty Company, a real-estate company, and a director of Ionic, Inc., an investment company.

      DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THIS ANNUAL MEETING

  Arthur M. Borden, Esq. (age 81), a Director since 1974, has been counsel to the law firm of Katen Muchin Zavis Rosenman during the past five years. His current term as Director expires at the Annual Meeting for fiscal 2003.

  Joseph I. Kesselman (age 77), a Director since 1961 and
Chairman of the Board since August 29, 2002, is a consultant to various corporations, and a director of Nuclear and Environmental Protection Inc., Perrot Duval Holding S.A. (a Swiss public company), Hopare Holding, S.A. (a Swiss company), and Infranor Inc., a developer and manufacturer of servo systems. Prior to November 1994, he was both Chairman and Chief Executive Officer of Greentree Software, Inc., a developer and provider of proprietary inventory control software, and during the last year of his tenure, he acted as a consultant to that company. His current term as Director expires at the Annual Meeting for fiscal 2004.

  James S. Segasture (age 65), a Director since 1991, has been a private investor since February 1990. His current term as Director expires at the Annual Meeting for fiscal 2003.

    STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND DIRECTOR
                               NOMINEES

  The following table sets forth, as of October 4, 2002, the number of shares of Common Stock beneficially owned by (i) each director of the Company, (ii) each nominee for director, (iii) each named executive officer of the Company identified in the Summary Compensation Table under "Executive Officers-Annual Compensation", and (iv) all directors and executive officers as a group.

                              Number         Percentage
                             __________      __________
Arthur M. Borden             62,540 (1)         6.4%

Joseph I. Kesselman          63,520 (2)         6.4%

Roger B. Knowles             91,705 (3)         9.3%

James S. Segasture          176,757 (4)        18.4%

Joseph G. Cremonese           5,000              .5%

Lowell A. Kleiman           139,581            14.6%

Helena R. Santos             25,000(5)          2.6%

All current directors and   586,903 (6)        53.7%
executive officers as a group

(1)    See note (4) to table under "Principal Stockholders".
(2)    See note (3) to table under "Principal Stockholders".
(3)    See note (2) to table under "Principal Stockholders".
(4)    See note (1) to table under "Principal Stockholders".
(5) Includes 24,000 shares of Common Stock issuable upon exercise of currently exercisable options.
(6) Includes 138,000 shares of Common Stock issuable upon exercise of currently exercisable options of which options to purchase 44,000 shares of Common Stock are held by Ms. Santos and Mr. Nichols.

                           BOARD COMMITTEES

  The Company currently has no option, audit, compensation, nominating or similar committees.

                  MEETINGS OF THE BOARD OF DIRECTORS

  During the fiscal year ended June 30, 2002, the Board of Directors held four meetings with all directors present.

                       DIRECTORS' COMPENSATION

  The Company currently pays each non-employee Director a quarterly retainer of $750 and a fee of $500 for each meeting attended, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at board meetings in the amount of $50 or the Director's itemized expenses, whichever is greater. During fiscal 2002, the Company paid fees in the aggregate amount of $20,000 to the four non-employee Directors, Messrs. Arthur M. Borden, Joseph I. Kesselman, Roger B. Knowles and James S. Segasture.

  On February 11, 1992, before the adoption of the Company's
1992 Stock Option Plan, (the "1992 Plan"), the Company issued to each of the foregoing non-employee Directors, ten year non-qualified options to purchase, at a price of $0.35 per share, 12,000 shares of Common Stock, which were exercisable in three
annual installments.   All the options were exercised prior to June
30, 2002.

  The 1992 Plan authorized the grant of options to purchase
3,000 shares of Common Stock at the then fair market value to each non-employee Director who was so serving on the first business day of each March in 1993, 1994, 1995, and 1996. In addition, in December 1997, the Board of Directors approved annual grants under the 1992 Plan beginning in December 1997 with the last such grant made in December 2001 of options to purchase 4,000 shares of Common Stock for each non-employee Director exercisable at the fair market value on the date of grant. As of June 30, 2002, the Company had granted under the 1992 Plan in the aggregate to the foregoing four non-employee Directors options to purchase 128,000 shares of Common Stock, or options to purchase 32,000 shares of Common Stock to each.

  The fair market value per share of Common Stock on the dates of grant under the 1992 Plan were in each of the relevant fiscal years: $2.40 in 2002, $1.328 in 2001, $.829 in 2000, $1.875 in
1999, $2.00 in 1998, $1.2813 in 1996, $1.3125 in 1995, $.9375 in
1994, and $.50 in 1993. All options were immediately exercisable, except for the options granted on December 31, 2000 with respect to 834 shares each (an aggregate of 3,336 shares) which became available and exercisable on July 1, 2001. As of September 30, 2002, Mr. Segasture had exercised all his options except for the options granted in December 2001 with respect to 4,000 shares and Mr. Borden had exercised the options granted in March 1993 and March 1994 with respect to an aggregate of 6,000 shares.

  The Company has engaged Mr. Joseph G. Cremonese as an independent marketing consultant since 1996. The Company paid him fees for his consulting services for the years ended June 30, 2002, June 30, 2001 and June 30, 2000 in the respective amounts of $11,400, $6,500 and $5,100, plus reimbursement of expenses.

                              PROPOSAL 2
                              __________

                         PROPOSAL TO APPROVE
                      THE 2002 STOCK OPTION PLAN

  On September 26, 2002 the Board of Directors adopted the 2002 Stock Option Plan of the Company (the "2002 Plan") subject to stockholder approval. The 2002 Plan is basically a restatement of the Company's Stock Option Plan which was adopted in 1992 (the "1992 Plan") with certain revisions, principally as to the number of shares and termination date. The 2002 Plan authorizes the grant of options to employees and directors of the Company or its subsidiaries and individuals performing consulting services to the Company or a subsidiary.

  The number of shares of Common Stock subject to the 1992 Plan was 300,000. It terminated on February 10, 2002; thereby terminating the authority to grant options under the Plan after such date. As of October 7, 2002, an aggregate of 161,000 shares were reserved for issuance upon exercise of outstanding options which were granted under the 1992 Plan prior to its termination date.

  The 2002 Plan relates to 100,000 shares of Common Stock plus such number of shares, not to exceed 161,000, which are currently subject to outstanding options granted under the 1992 Plan, but which are not subsequently required to be issued under the 1992 Plan because of the termination or expiration of such options without their having been exercised.

  The Company believes that the 2002 Plan will be important in attracting and retaining individuals with good ability to service the Company, motivating their efforts and serving the business interests of the Company, while reducing the cash payments which the Company would otherwise be required to make to accomplish such purposes.

  The following table sets forth information regarding options granted under the 1992 Plan to each of the Company's executive officers named under the Summary Compensation Table under "Executive Compensation", all current executive officers as a group, all current Directors who are not executive officers as a group and all employees other than executive officers as a group:

                                               Number of
                                               Stock Options
Name and Position                              Granted
_________________                              _____________

Lowell A. Kleiman (1)......................    80,000
Helena R. Santos (1).......................    25,000
Executive Officer Group (2 persons)........    45,000
Non-Executive Directors Group (4 persons)..   128,000
Non-Executive Officer Employee
Group (3 persons)..........................    23,000

________________________
  (1)  Mr. Kleiman's employment as President and Chief Executive
Officer terminated on August 29, 2002 at which time Ms. Santos who had been Vice President, Controller and Secretary was appointed
President and Chief Executive Officer.

  The last reported sale price of the Company's Common Stock (symbol SCND) on the NASD Electronic Bulletin Board on September 20, 2002 was $1.15 per share. The proceeds received upon the exercise of the stock options granted under the 2002 Plan will be used for general corporate purposes.

                       SUMMARY OF THE 2002 PLAN

  The full text of the 2002 Plan is set forth in Appendix A to this Proxy Statement. The following summary of the provisions of the 2002 Plan is qualified in its entirety by reference to the text of the 2002 Plan.

                          OPTIONS AUTHORIZED

 The 2002 Plan permits, as did the 1992 Plan, the Company to grant both incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code, and other options which do not qualify as Incentive Stock Options ("Non-Qualified Options").

  The aggregate number of shares of Common Stock reserved for issuance under the 2002 Plan is 261,000, which includes 161,000 shares which, as of October 7, 2002, were reserved for issuance upon the exercise of outstanding stock options granted pursuant to the 1992 Plan. To the extent that any of the stock options previously granted under the 1992 Plan expire or terminate for any reason without having been exercised, then stock options exercisable for that same number of shares of Common Stock may be granted under the 2002 Plan. Accordingly, to the extent any of the outstanding options granted under the 1992 Plan are exercised, the number of shares for which options may be granted under the 2002 Plan will be reduced.

  Unless earlier terminated by the Board of Directors, the 2002 Plan (but not outstanding options) will terminate on February 10, 2012, after which no further awards may be granted under the 2002 Plan. The 2002 Plan will be administered by the full Board of Directors or, at the Board's discretion, by a committee of the Board (the "Committee") consisting of at least two persons who are "disinterested persons" as defined under Rule 16b-2(c)(i) under the Exchange Act.

  Recipients of options under the 2002 Plan ("optionees") are selected by the Board or the Committee. Unless otherwise provided by the Board or the Committee, options shall be exercisable in three equal, cumulative installments commencing respectively on the first, second, and third anniversary of the date of grant. The

Board or the Committee determines the terms of each option grant including (1) the purchase price of shares subject to options, (2) the dates on which options become exercisable and (3) the expiration date of each option (which may not exceed ten years from the date of grant). The minimum per share purchase price for Incentive Stock Options and options granted to any director of the Company or a subsidiary who is not an employee of the Company or subsidiary (an "Outside Director") is the fair market value (as defined in the 2002 Plan)or 110% of the fair market value for an Incentive Stock Option granted to an employee who owns at least 10% of the outstanding shares of Common Stock, and for Non-Qualified Options is 85% of the fair market value of one share of Common Stock on the date the option is granted.

  Optionees will have no voting, dividend or other rights as stockholders with respect to shares of Common Stock covered by options prior to becoming the holders of record of such shares.
The purchase price upon the exercise of options may be paid in cash, by certified bank or cashier's check or by tendering stock held by the optionee or by cashless exercise through a broker. The total number of shares of Common Stock available under the 2002 Plan, and the number of shares and per share exercise price under outstanding options will be appropriately adjusted in the event of any reorganization, merger or recapitalization of the Company or similar corporate event.

  The Board of Directors may at any time terminate the 2002 Plan or from time to time make such modifications or amendments to the 2002 Plan as it may deem advisable and the Board or Committee (other than with respect to options held by an Outside Director) may adjust, reduce, cancel and regrant an unexercised option if the fair market value declines below the exercise price. In no event may the Board, without the approval of stockholders, amend the 2002 Plan to increase the maximum number of shares of Common Stock for which options may be granted under the 2002 Plan or change the class of persons eligible to receive options under the 2002 Plan, or change the manner of determining the option prices, or extend the period during which an option may be granted or exercised.

  Subject to limitations set forth in the 2002 Plan, the terms of option agreements will be determined by the Board or Committee, and need not be uniform among optionees.

  FEDERAL INCOME TAX CONSEQUENCES. The following is a brief discussion of the Federal income tax consequences of transactions under the 2002 Plan. This discussion is not intended to be exhaustive and does not describe state or local tax consequences.

INCENTIVE STOCK OPTIONS

  No taxable income is realized by the optionee upon the grant or exercise of an Incentive Stock Option. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the optionee's employer for Federal income tax purposes.

  Except as noted below for corporate "insiders," if the Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

  Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise for a Non-Qualified Option.

  For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an Incentive Stock Option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a Non-Qualified Option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability.
As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

NON-QUALIFIED OPTIONS

  Except as noted below for corporate "insiders," with respect to Non-Qualified Options: (1) no income is realized by the optionee at the time the option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Company is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

  As a result of the rules under Section 16(b) of the Exchange
Act, "insiders" (as defined in the Exchange Act), depending upon the particular exemption from the provisions of Section 16(b) utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

  BENEFITS. Compensation paid and other benefits granted in respect of the fiscal year ended June 30, 2002 to the named executive officers are set forth under "Executive Officers".

  PROPOSED ACTION. Approval of the adoption of the 2002 Plan will require the affirmative vote of the holders of a majority of the shares of the Common Stock of the Company present, in person or by proxy, at the Annual Meeting.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO APPROVE THE 2002 STOCK OPTION PLAN.

                              PROPOSAL 3
                              __________

                         INDEPENDENT AUDITORS

  Nussbaum Yates & Wolpow, P.C. ("NY&W") served as the Company's independent auditors during fiscal year ended June 30, 2002. The Board of Directors has approved the appointment of NY&W as independent auditors of the Company for its financial statements for the fiscal year ending June 30, 2003 and directed that the appointment be submitted for ratification by the stockholders at the Annual Meeting. NY&W has audited the consolidated financial statements of the Company since 1991. A representative of that firm is expected to be present at the Annual Meeting, will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions.

  The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

  Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. The Board of Directors is submitting the appointment of NY&W to stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF
NUSSBAUM YATES & WOLPOW, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

                            AUDITOR FEES

  The following is a description of the fees billed to the Company by NY&W during and for the fiscal year ended June 30, 2002:

  Audit Fees: The Company paid fees of approximately $27,000 to NY&W in connection with NY&W's audit of the Company's financial statements for the fiscal year ended June 30, 2002, NY&W's review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended June 30, 2002, and preparation of the corporate tax returns.

  Financial Information Systems Design and Implementation Fees:
The Company did not engage NY&W during the year to provide advice to the Company regarding financial information systems design and implementation.

  Other fees: The Company paid $1,875 to NY&W to perform other non-audit services, principally tax and accounting advice in connection with the Company's search for external business opportunities.

                          EXECUTIVE OFFICERS

  The executive officers of the Company are elected annually by the Board of Directors and hold office until their respective successors are elected and qualified. There is no arrangement or understanding between any executive officer and any other person regarding election as an officer. There are no family relationships between any Director and any executive officer of the Company.

  On August 29, 2002, after the failure of the Company and Mr. Lowell A. Kleiman to negotiate an extension of his employment contract which expired on June 30, 2002, the Company determined to discontinue the employment of Mr. Kleiman as President, Chief Executive Officer and Treasurer of the Company and appointed two executive officers, Ms. Helena R. Santos as President, Chief Executive Officer and Treasurer to supervise operations and administration, and Mr. Robert P. Nichols as Executive Vice President and Secretary to supervise product development and engineering.

  Helena R. Santos, CPA (age 38) has been employed by the
Company since 1994, and served as Vice President and Controller since 1997 and Secretary since May 2001. Prior to joining the Company, she was an internal auditor with a major defense contractor from March 1991 to April 1994. Prior to March 1991 she was employed in public accounting.

  Robert P. Nichols (age 41) has been employed by the Company since February 1998, and served as Vice President, Engineering
since May 2001.   Prior to joining the Company, he was an Engineer
Manager with Bay Side Motion Group, a precision motion equipment manufacturer from January 1996 to February 1998.

                        EXECUTIVE COMPENSATION

  The following table summarizes the compensation paid by the Company to Mr. Kleiman in each of the three most recently completed fiscal years ended June 30, 2002, for services in all capacities as the Company's President, Chief Executive Officer and Treasurer. No other executive officer earned in excess of $100,000 in any of such fiscal periods.

                      SUMMARY COMPENSATION TABLE

                         ANNUAL COMPENSATION

                                                    All
                                                    Other
                                                    Compen-
Name and Principal              Salary    Bonus     sation
Position              Year         $       $          $
__________________    ____     ________   _____     _________

Lowell A. Kleiman     2002     $160,000   $ 0       $3,200(2)
CEO, President (1)    2001     $160,000   $ 0       $3,200(2)
                      2000     $160,000   $ 0       $3,200(2)

(1) Mr. Kleiman's employment terminated on August 29, 2002 at which time Ms. Santos was appointed Chief Executive Officer and President. Ms. Santos's compensation for the year ended
     June 30, 2002 was approximately $83,000.

(2) Represents the Company's matching contribution to Mr. Kleiman's account under the Company's 401(k) Plan.

Neither Mr. Kleiman nor Ms. Santos received or exercised any stock options during fiscal 2002.

                         EMPLOYMENT AGREEMENT

  Mr. Kleiman had been employed by the Company pursuant to an employment contract which expired on June 30, 2002. The contract provided for an annual salary of $160,000 beginning in fiscal 1998. It also provided for the grant to Mr. Kleiman of a five-year stock option for 10,000 shares of Common Stock exercisable at $1.50 per share under certain circumstances and a "golden parachute" provision providing for payment to Mr. Kleiman in the event of termination of his employment within three years of a change of control resulting from a tender offer for the shares of the Company's stock in an amount that is 2.99 times his base annual salary and benefits. Other benefits provided for in the employment contract included continued use of a Company car, four weeks paid vacation each year and certain death benefits. Pursuant to the employment contract, a portion of the compensation was deferred at Mr. Kleiman's option and placed in a separate investment account with all earnings and losses to be for his benefit. As of June 30, 2002, $74,400 was segregated into such an account. The balance due to him is payable out of (but not secured by) the account, in five equal annual installments commencing after the termination of employment.

                               OPTIONS


OPTION GRANTS

  No options were granted during the year ended June 30, 2002 to any of the persons set forth in the Summary Compensation Table under "Executive Compensation" (the "Named Executive Officers").

OPTION EXERCISES AND FISCAL YEAR-END VALUE

  The following table provides information regarding stock option exercises by the Named Executive Officers during the year ended June 30, 2002, and the number and value of the Named
Executive Officers' unexercised options at June 30, 2002.


                                     Number of
                                     Securities       Value of
                                     Underlying       Unexercised
                  Shares             Unexercised      In-the-Money
                  Acquired           Options          Options
                  On       Value     At FYE(1)        At FYE(2)
                  Exercise Realized  Exercisable/     Exercisable/
Name                           $     Unexercisable    Unexercisable
_________________ ________ ________  _____________    ____________
Lowell A. Kleiman   0          0     0/10,000         $0/$0
Helena R. Santos    0          0     25,000/0         $10,900/$0


(1) Represents the aggregate number of shares subject to options as of June 30, 2002 which can and cannot be exercised pursuant to the terms and provision of the applicable stock option agreements and the 1992 Plan.

(2) The dollar values have been calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options. The fair market value of in-the-money options was calculated on the basis of the average of the closing bid and ask prices per share for Common Stock on the Over-the-Counter Bulletin Board of $1.53 on June 30, 2002.

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Except as set forth under "Proposal 1-Election of Directors" and "Executive Compensation", during the last two fiscal years, there were no transactions or proposed transactions between the Company and any director, executive officer, nominee for election as a director, security holder, or any member of their immediate families.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

  Based solely on the Company's review of Forms 5 furnished to the Company during its most recent fiscal year, the Company believes that, for the year ended June 30, 2002, all filing requirements of Section 16(a) of the Securities Act of 1934, as amended, applicable to its officers, directors and 10% stockholders were complied with timely.


                            OTHER MATTERS

  The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.


                        ADDITIONAL INFORMATION

  THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL
YEAR ENDED JUNE 30, 2002, INCLUDES ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR WHICH WAS FILED WITH THE EXCHANGE ACT ON SEPTEMBER 30, 2002. THE ANNUAL REPORT TO STOCKHOLDERS IS NOT PART OF THIS PROXY MATERIAL, BUT IS BEING MAILED TO STOCKHOLDERS WITH THIS PROXY SOLICITATION.

                        STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company intended to be presented at the Company's 2003 annual meeting of stockholders must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than June 20, 2003.

                      EXPENSES AND SOLICITATION

  The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone. No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.

APPENDIX A

                  SCIENTIFIC INDUSTRIES, INC.
                    2002 STOCK OPTION PLAN
              (Effective as of February 11, 2002)

1.	Purpose.

  The purposes of this 2002 Stock Option Plan (the "Plan") are to induce certain individuals to remain in the employ or service of Scientific Industries, Inc. (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success. Options will be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section
422 (b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options"), as determined at the time of the grant thereof by the Administrator referred to in Section 3(A) hereof.

2.	Shares Subject to Plan.

  Options may be granted to purchase up to one hundred thousand (100,000) shares of the common stock, par value $0.05 per share (the "Common Stock") of the Company. To the extent that options previously granted under the 1992 Stock Option Plan of the Company (the "Prior Plan") expire or terminate for any reason without having been exercised, then options exercisable for that same number of shares of Common Stock, up to a maximum of one hundred sixty one thousand (161,000) shares, may be granted pursuant to the Plan. For the purpose of this section 2, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant of the right set forth in Section 8(C) hereof to deliver shares of the Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 12(C) hereof to cause the Company to withhold from the shares of the Common Stock otherwise deliverable to him upon the exercise of an Option shares of the Common Stock in payment of all or a portion of his withholding obligation arising from such exercise. If any Options expire or terminate for any reason without having been exercised in full, new Options may thereafter be granted to purchase the unpurchased shares subject to such expired or terminated Options. Subject to the provisions of Section 11, the maximum number of shares of Common Stock which may be issued in accordance with the provisions of this Section 2 shall be two hundred sixty one thousand (261,000) shares.

3.	Administration.

  (A) The Plan shall be administered by either the Board or, at the option of the Board, a Committee which shall consist of two or more members of the Board, both or all of whom shall be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section

  16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").
The Committee, if appointed, shall be appointed annually by the Board, which may at any time and from time to time remove any member or members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee.
A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held. The Committee, or if a Committee has not been appointed, the Board, in its capacity as administrator of the Plan, is hereinafter referred to as the "Administrator".

  (B) Subject to the express provisions of the Plan, the Administrator shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Administrator may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Administrator in its discretion shall deem relevant. The Administrator's determination on the matters referred to in this section 3(B) shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Administrator, in its sole discretion, and any interpretations by the Administrator of the terms of any Option shall be final, binding and conclusive.

4.	Eligibility.

  An Option may be granted only to (1) employees and key consultants of the Company or a Subsidiary, (2) directors of the Company or a Subsidiary who are not employees of the Company or a Subsidiary ("Outside Directors") and (3) employees and key consultants of a corporation which has been acquired by the Company or a Subsidiary, whether by way of exchange or purchase of stock, purchase of assets, merger or reverse merger, or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

5.	Option Prices.

  (A) Except as otherwise provided in Sections 5(C) and 17 hereof, the initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

  (B) Except as otherwise provided in Sections 5(C) and 17 hereof, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85 % of the fair market value of a share of the Common Stock on the date of grant.

  (C) The initial per share option price of any Option which is granted to an Outside Director shall be equal to the fair market value of a share of the Common Stock on the date of grant.

  (D) For all purposes of this Plan, the fair market value of a share of the Common Stock on any date shall be equal to, if the Common Stock is listed on a national securities exchange or traded on the NASDAQ National Market System, the closing sale price of a share of the Common Stock on such date or, if there is no sale of the Common Stock on such date, the average of the bid and asked prices on such exchange or system at the close of trading on such date or, if the shares of the Common Stock are not listed on a national securities exchange or such system on such date, the last per share sales price of Common Stock on the market or system of the NASD on which the Common Stock is then traded or listed (the "Relevant Market System") during the three business days ending on the date of grant or exercise as reported in the market report for the Relevant Market System or if no sale has been reported for such period, the higher of the (i) closing bid price on the Relevant Market System on the date of grant or exercise or (ii) the average of the closing bid prices on the Relevant Market System for the three business days immediately preceding the date of grant or exercise, in each case as reported in the Market Report for the Relevant Market System or, if the shares of the Common Stock are not traded or listed on a market or system of the NASD, as shall be determined in good faith by the Administrator.

6.	Option Term.

  Options shall be granted for such term as the Administrator shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, except as otherwise provided in
Section 17 hereof, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; and provided, further, however, that the term of an Option granted to an Outside Director shall be ten years form the date of the granting thereof.

7.	Limitation on Amount of Incentive Stock Options Granted.

  Except as otherwise provided in Section 17 hereof, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

8.	Exercise of Options.

  (A) Except as otherwise provided in Section 17 hereof and, in the case of an Option granted to an employee or key consultant, except as otherwise determined by the Administrator at the time of the grant thereof, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him and ending on the day preceding the second anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to such number of shares as when added to the number of shares previously purchased under the Option does not exceed two-thirds of the shares granted thereby, and (iii) during the period commencing on such third anniversary, exercise such Option with respect to all of the shares granted thereby.

  (B) To the extent exercisable, an Option may be exercised either in whole at any time or in part form time to time.

  (C) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value on the date of delivery equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T promulgated under the Exchange Act, the Administrator may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

  (D) Except in the case of an Option granted to an Outside Director, the Administrator may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

9.	Transferability.

  No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him may be exercised only by him.

10.	Termination of Service.

  (A) In the event that prior to his 65th birthday, other than by reason of death, a Participant leaves the employ or service of the Company and the Subsidiaries or, in the case of an Outside Director, does not stand for re-election or is not reelected, whether voluntarily or otherwise, each Option theretofore granted to him shall be exercisable to the extent exercisable immediately prior to the date of termination of employment or service (or the date the Director does not stand for reelection or is not reelected) within the period ending the earlier to occur of

  (i) the expiration of the period of three months after the date of such termination of services or failure to stand for or be reelected a Director and (ii) the date specified in such Option.

  (B) In the event a Participant's employment or service (including the service of an Outside Director) with the Company and the Subsidiaries terminates by reason of his death, each Option theretofore granted to him shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of one year after the date of such Participant's death and (ii) the date specified in such Option.

  (C) In the event that on or after his 65th birthday, a Participant leaves the employ or service of the Company and the Subsidiaries by reason of his or her disability (as such term is defined in Section 22(e)(3) of the Code) leaves the employ or service of the Company and the Subsidiaries or, in the case of an Outside Director, resigns or does not stand for re-election or is not reelected, each Option theretofore granted to him shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of three months after the date of such termination, resignation or failure to stand for election or to be reelected and
(ii) the date specified in such Option.

11.	Adjustment of Number of Shares.

  (A) In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.
In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged.

  (B) In the event that there shall be any change, other than as specified in Section 11(A) hereof, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock, shall have been changed, or for which it shall have been exchanged, then, if the Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares available for issuance in accordance with the provisions of the Plan but not yet covered by an Option, such adjustment shall be made by the Administrator and shall be effective and binding for all purposes of the Plan and of each Option.

  (C) In the case or any substitution or adjustment in accordance with the provisions of this Section 11, the option price in each Option for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this
Section 11.

  (D) No adjustment or substitution provided for in this Section 11 shall require the Company to sell a fractional share under any Option.

  (E) In the event of the dissolution or liquidation of the Company, the Board, in its discretion, may accelerate the exercisability of each Option and/or terminate the same within a reasonable time thereafter.

12.	Purchase for Investment, Withholding and Waivers.

  (A) Unless the delivery of the shares upon the exercise of an Option by a Participant shall be registered under the Securities Act of 1933, such Participant shall, as a condition of the Company's obligation to deliver such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

  (B) In the event of the death of a Participant, an additional condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

  (C) An additional condition of exercising any non-incentive stock option shall be the entry by the Participant into such arrangements with the Company with respect to withholding as the Administrator shall determine; provided, however, that such Participant may direct the Company to satisfy all or a portion of such withholding obligation by withholding from the shares of the Common Stock issuable to him on such exercise shares of the Common Stock having a fair market value equal to the portion of the withholding obligation so satisfied.

13.	Declining Market Price.

  Except in the case of an Option granted to an Outside Director, in the event the fair market value of the Common Stock declines below the option price set forth in any Option, the Administrator may, subject to the approval of the Board, at any time, adjust, reduce, cancel and re-grant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Common Stock.

14.	No Stockholder Status; No Restrictions on Corporate Acts; No
Employment Right.

  (A) Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price therefore, a share issued upon exercise of an Option shall be fully paid and non-assessable.

  (B) Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

  (C) Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

15.	Termination and Amendment of the Plan.

  (A) The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not, without further approval of the holders of the shares of the Common Stock, increase the number of shares of the Common Stock as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section
11 hereof), or change the class of persons eligible to participate in the Plan, or change the manner of determining the Option prices, or extend the period during which an Option may be granted or exercised. Except as otherwise provided in Section 16 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

  (B) The provisions of Section 5(C) hereof may not be amended except by the vote of the majority of the members of the Board and by the vote of the majority of the members of the Board who are not Outside Directors, and the provisions of said Section 5(C) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the Rules and Regulations thereunder.

16.	Expiration and Termination of the Plan.

  The Plan shall terminate on February 10, 2012 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

17.	Options Granted in Connection With Acquisitions.

  The Administrator may determine, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company (such corporation being hereafter referred to as an "Acquired Subsidiary"), that Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. The Administrator, at its discretion shall determine as to such Options, the option prices, may be exercisable immediately or at any time or times either in whole or in part, and such other provisions not inconsistent with the Plan, or the requirements set forth in Section 15 hereof that certain amendments to the Plan be approved by the stockholders of the Company.

Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the
past 90 days.  Yes [ x ]     No [   ]

_______________________________________________________________________

                         SCIENTIFIC INDUSTRIES, INC.
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            November 18, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby appoints Joseph I. Kesselman and Arthur M. Borden, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share ("Common Stock"), of Scientific Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at the Princeton Club, 15 West 43rd Street, New York, New York, on Monday, November 18, 2002 at 10:30 a.m. New York time, and any adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

1.    Election of Class C Directors:   Roger B. Knowles    Joseph G. Cremonese

        FOR both Nominess [  ]             WITHHOLD for both Nominess [  ]

If you do not wish your shares voted FOR a nominee, draw a line through that person's name above.

2.    Proposal to approve the Company's 2002 Stock Option Plan.

         FOR  [  ]          AGAINST  [  ]             ABSTAIN  [  ]

3. Proposal to ratify the appointment of Nussbaum, Yates & Wolpow, P.C., as independent auditors of the Company for the fiscal year ending June 30, 2003.

         FOR  [  ]          AGAINST  [  ]             ABSTAIN  [  ]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

       THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE,
          SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

  PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS AND APPROVAL OF PROPOSALS NO. 2, 3, AND 4 LISTED ON THE REVERSE SIDE.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy bing revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

                                       (Please sign exactly as the name appears
                                        below.  Joint owners should each sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such.  If a
                                        corporation, please sign with full
                                        corporate name by president or other
                                        authorized officer.  If a partnership,
                                        please sign in the partnership name
                                        by authorized person.)

Dated:_____________________     ______________________________________________
                                Signature

PLEASE COMPLETE, SIGN, DATE
AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED
ENVELOPE.                       ______________________________________________
                                Signature, if held by joint owners